140 P-1 08/09

SUPPLEMENT DATED AUGUST 17, 2009

TO THE PROSPECTUS DATED NOVEMBER 1, 2008
OF

INSTITUTIONAL FIDUCIARY TRUST

(Money Market Portfolio)

The Prospectus is amended as follows:

The following has been added to the "Fees and Expenses" section on page 7:

Special Servicing Agreement

The Fund, which is an underlying investment fund of one or more funds of Franklin Templeton Fund Allocator Series Funds (the “Allocator Funds”), has entered into a Special Servicing Agreement with the Allocator Funds and certain service providers of the Fund and the Allocator Funds, pursuant to which the Fund pays a portion of the Allocator Funds’ expenses, including transfer agency and shareholder servicing costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds. The investment manager and fund administrator of the Fund have voluntarily agreed to limit the increase in the Fund’s net annual operating expense ratio that results from the implementation of the Special Servicing Agreement at 0.02% through April 30, 2010.

Please keep this supplement for future reference.

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